Exhibit 99.3
(Text of graph posted to Ashland Inc.'s website concerning
Ashland Distribution gross profit)

 3 Month Rolling Average (%)

2003
2004
2005
2006
2007
2008

 January
10.1
9.6
9.9
10.1
8.8
7.6

 February
9.8
9.7
9.7
9.4
8.7

 March
9.6
9.7
9.8
9.6
9.0

 April
9.6
9.7
9.8
9.7
8.1

 May
9.9
9.8
10.0
9.8
7.3

 June
10.0
9.8
10.0
9.3
7.1

 July
10.3
9.7
10.1
9.1
7.3

 August
10.2
9.4
9.7
8.8
7.8

 September
10.1
9.5
9.3
8.8
6.9

 October
9.8
9.3
9.1
8.9
6.9

 November
9.5
9.6
9.9
9.0
7.2

 December
9.6
9.6
10.2
8.6
7.5

 12 Month Rolling Average (%)

2003
2004
2005
2006
2007
2008

 January
9.8
9.8
9.6
9.8
9.1
7.5

 February
9.8
9.8
9.6
9.8
9.1

 March
9.7
9.9
9.7
9.8
8.9

 April
9.7
9.8
9.7
9.7
8.7

 May
9.8
9.8
9.7
9.7
8.4

 June
9.7
9.8
9.7
9.6
8.4

 July
9.7
9.7
9.8
9.5
8.3

 August
9.8
9.6
9.8
9.5
8.2

 September
9.9
9.6
9.7
9.5
7.9

 October
9.9
9.6
9.7
9.4
7.7

 November
9.9
9.6
9.8
9.2
7.7

 December
9.8
9.6
9.8
9.1
7.6